UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

May 30, 2023

Date of report (Date of earliest event reported)

MEI Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50484	51-0407811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11455 El Camino Real, Suite 250 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 369-7100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00000002 par value	MEIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 30, 2023, MEI Pharma, Inc. (the “Company” or “MEI”) issued a press release confirming the receipt of an unsolicited and non-binding proposal on May 23, 2023 from a group represented by Anson Advisors Inc. and Cable Car Capital LLC, as referenced in their 13-D filing of earlier today, to acquire all outstanding shares of MEI for not less than $8.00 in cash per share, plus a contingent value right representing the right to receive 80% of the net proceeds payable from any license or disposition of the Company’s clinical assets.

The press release is included herein as Exhibit 99.1 and is incorporated herein by reference.

Important Information about the Merger and Where to Find It

This communication relates to a proposed transaction between Infinity Pharmaceuticals, Inc. (“Infinity”) and MEI Pharma, Inc. (the “Company”). In connection with the proposed merger, the Company and Infinity plan to file with the SEC and mail or otherwise provide to their respective stockholders a joint proxy statement/prospectus regarding the proposed merger (as amended or supplemented from time to time, the “Joint Proxy Statement/Prospectus”). INVESTORS AND THE COMPANY’S AND INFINITY’S RESPECTIVE STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF THE COMPANY AND INFINITY WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. Investors and stockholders will be able to obtain a free copy of the Joint Proxy Statement/Prospectus and other documents containing important information about the Company and Infinity, once such documents are filed with the SEC, from the SEC’s website at www.sec.gov. The Company and Infinity make available free of charge at www.meipharma.com and www.infi.com, respectively (in the “Investors” and “Investors/Media” sections, respectively), copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

The Company, Infinity and their respective directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of the Company and Infinity in connection with the proposed merger. Securityholders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022, which was filed with the SEC on September 8, 2022, and its definitive proxy statement for the 2022 annual meeting of stockholders, which was filed with the SEC on October 27, 2022. Securityholders may obtain information regarding the names, affiliations and interests of Infinity’s directors and executive officers in Infinity’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 28, 2023, and its definitive proxy statement for the 2022 annual meeting of stockholders, which was filed with the SEC on April 25, 2022. Additional information regarding the interests of such individuals in the proposed merger will be included in the Joint Proxy Statement/Prospectus relating to the proposed merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, the Company’s investor website at https://www.meipharma.com/investors and Infinity’s investor website at https://investors.infi.com/.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of the federal securities law. Such statements are based upon current plans, estimates and expectations of the management of the Company and Infinity that are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts, including statements regarding: the expected timing of the closing of the proposed merger; the ability of the parties to complete the proposed merger considering the various closing conditions; the expected benefits of the proposed merger, including estimations of anticipated cost savings and cash runway; the competitive ability and position of the combined company; the potential, safety, efficacy, and regulatory and clinical progress of the combined company’s product candidates, including the anticipated timing for initiation of clinical trials and release of clinical trial data and the expectations surrounding potential regulatory submissions, approvals and timing thereof; the sufficiency of the combined company’s cash, cash equivalents and short-term investments to fund operations; and any assumptions underlying any of the foregoing, are forward-looking statements. Important factors that could cause actual results to differ materially from the Company’s and Infinity’s plans, estimates or expectations could include, but are not limited to: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s and Infinity’s businesses and the price of their respective securities; (ii) uncertainties as to the timing of the consummation of the proposed merger and the potential failure to satisfy the conditions to the consummation of the proposed merger, including obtaining stockholder and regulatory approvals; (iii) the proposed merger may involve unexpected costs, liabilities or delays; (iv) the effect of the announcement, pendency or completion of the proposed merger on the ability of the Company or Infinity to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company or Infinity does business, or on the Company’s or Infinity’s operating results and business generally; (v) the Company’s or Infinity’s respective businesses may suffer as a result of uncertainty surrounding the proposed merger and disruption of management’s attention due to the proposed merger; (vi) the outcome of any legal proceedings related to the proposed merger or otherwise, or the impact of the proposed merger thereupon; (vii) the Company or Infinity may be adversely affected by other economic, business, and/or competitive factors; (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement and the proposed merger; (ix) restrictions during the pendency of the proposed merger that may impact the Company’s or Infinity’s ability to pursue certain business opportunities or strategic transactions; (x) the risk that the Company or Infinity may be unable to obtain governmental and regulatory approvals required for the proposed merger, or that required governmental and regulatory approvals may delay the consummation of the proposed merger or result in the imposition of conditions that could reduce the anticipated benefits from the proposed merger or cause the parties to abandon the proposed merger; (xi) risks that the anticipated benefits of the proposed merger or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; (xii) the impact of legislative, regulatory, economic, competitive and technological changes; (xiii) risks relating to the value of the Company shares to be issued in the proposed merger; (xiv) the risk that integration of the proposed merger post-closing may not occur as anticipated or the combined company may not be able to achieve the benefits expected from the proposed merger, as well as the risk of potential delays, challenges and expenses associated with integrating the combined company’s existing businesses; (xv) exposure to inflation, currency rate and interest rate fluctuations, as well as fluctuations in the market price of the Company’s and Infinity’s traded securities; (xvi) the impact of the COVID-19 pandemic on the Company’s and Infinity’s industry and individual companies, including on counterparties, the supply chain, the execution of clinical development programs, access to financing and the allocation of government resources; (xvii) final data from pre-clinical studies and completed clinical trials may differ materially from reported interim data from ongoing studies and trials; (xviii) costs and delays in the development and/or U.S. Food and Drug Administration (“FDA”) approval, or the failure to obtain such approval, of the combined company’s product candidates; (xix) uncertainties or differences in interpretation in clinical trial results; (xx) the combined company’s inability to maintain or enter into, and the risks resulting from dependence upon, collaboration or contractual arrangements necessary for the development, manufacture, commercialization, marketing, sales and distribution of any product candidates; and (xxi) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s and Infinity’s response to any of the aforementioned factors. Additional factors that may affect the future results of the Company and Infinity are set forth in their respective filings with the United States Securities and Exchange Commission (the “SEC”), including each of the Company’s and Infinity’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. See in particular the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022 in Part I, Item 1A, “Risk Factors,” as updated by the Company’s Quarterly Reports on Form 10-Q for the quarters ended September 30, 2023, December 31, 2022 and March 31, 2023 in Part I, Item 1A, “Risk Factors” and Infinity’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 in Part I, Item 1A, “Risk Factors,” as updated by Infinity’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2023, in Part I, Item 1A, “Risk Factors.” The risks and uncertainties described above and in the SEC filings cited above are not exclusive and further information concerning the Company and Infinity and their respective businesses, including factors that potentially could materially affect their respective businesses, financial conditions or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Any such forward-looking statements represent management’s reasonable estimates and beliefs as of the date of this press release. While the Company and Infinity may elect to update such forward-looking statements at some point in the future, they disclaim any obligation to do so, other than as may be required by law, even if subsequent events cause their views to change.

This Form 8-K contains hyperlinks to information that is not deemed to be incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of the Company dated May 30, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEI PHARMA, INC.

Date: May 30, 2023	By:	/s/ Daniel P. Gold
Daniel P. Gold
Chief Executive Officer